SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007 (April 19, 2007)
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)
(408) 333-8000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective as of the Company’s Annual Meeting of Stockholders on April 19, 2007, Article III, Section 3.2 of the Company’s Amended and Restated Bylaws was amended to decrease the authorized number of directors of the Company from ten to nine. A copy of the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Exhibit Description
3.1	Amended and Restated Bylaws of Brocade Communications Systems, Inc., effective as of April 19, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: April 25, 2007	By:	/s/ Tyler Wall
Tyler Wall
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
3.1	Amended and Restated Bylaws of Brocade Communications Systems, Inc., effective as of April 19, 2007.